American Funds® U.S. Small and Mid Cap Equity Fund Prospectus Supplement August 1, 2026 (for the most recent statutory prospectus, as supplemented to date)

The following is added under the heading “The Capital SystemTM” in the “Management and organization” section:

Matt Hochstetler no longer manages money in the fund.

Keep this supplement with your statutory prospectus.

Lit. No. MFGESU-030-0826P CGD/10039-S111485

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	JENNIFER L. BUTLER
JENNIFER L. BUTLER
SECRETARY

American Funds® U.S. Small and Mid Cap Equity Fund Statement of Additional Information Supplement August 1, 2026 (for the most recent statement of additional information, as supplemented to date)

The following is added under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section:

Matt Hochstetler no longer manages money in the fund.

Keep this supplement with your statement of additional information.

Lit No. MFGESU-031-0826O CGD/10149-S115110